The Next Era in Cell Therapy MAY 2023 Exhibit 99.2

Disclaimers and Other Important Information This presentation (this “Presentation”) is provided for informational purposes only and for no other purpose and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination by and among CERo Therapeutics, Inc. (“Cero”), Phoenix Biotech Acquisition Corp. (“PBAX”) and PCBE Merger Sub, Inc., a wholly-owned subsidiary of PBAX (“Merger Sub”) (the “Potential Business Combination” and, together with related transactions, the “Potential Transactions”). The information contained herein is preliminary in nature and is subject to change, and such changes may be material. Cero’s business is subject to a number of risks that are not described in this presentation, including those set forth in the description of forward-looking statements below and in the Summary of Risk Factors at the end of this presentation, which are to be further described in the Proxy / Registration Statement (as defined below). By reviewing or reading this Presentation, you will be deemed to have agreed to the obligations and restrictions set out below. Without the express prior written consent of Cero and PBAX, this Presentation and any information contained within it may not be (i) reproduced (in whole or in part), (ii) copied at any time, (iii) used for any purpose other than your evaluation of Cero and the Potential Business Combination or (iv) provided to any other person, except your employees and advisors with a need to know who are advised of the confidentiality of the information. This Presentation supersedes and replaces all previous oral or written communications between the parties hereto relating to the subject matter hereof. No representations or warranties, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law, in no circumstances will Cero, PBAX or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents (including internal economic models), its omissions, reliance on the information contained within it, or opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither Cero nor PBAX has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. Recipients of this Presentation are not to construe its contents, or any prior or subsequent communication from or with Cero, PBAX or their respective representatives as investment, legal or tax advice. In addition, this Presentation does not purpose to be all-inclusive or contain all of the information that may be required to make a full analysis of Cero or the Potential Business Combination. Recipients of this Presentation should each make their own evaluation of Cero and the Potential Business Combination and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. In connection with the Potential Business Combination, a registration statement on Form S-4 (the “Form S-4”) is expected to be filed with the Securities and Exchange Commission (the “SEC”). The Form S-4 will include a preliminary proxy statement for the stockholders of PBAX that also constitutes a preliminary prospectus relating to the shares of PBAX common stock to be issued in connection with the Proposed Business Combination (as amended or supplemented from time to time, the “Proxy / Registration Statement”). CERO AND PBAX URGE INVESTORS, STOCKHOLDERS AND OTHER INTERESTED PERSONS TO READ, WHEN AVAILABLE, THE FORM S-4, INCLUDING THE PRELIMINARY PROXY / REGISTRATION STATEMENT AND AMENDMENTS THERETO AND THE DEFINITIVE PROXY STATEMENT/FINAL PROSPECTUS AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN, AS WELL AS OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE POTENTIAL BUSINESS COMBINATION, AS THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT CERO, PBAX AND THE POTENTIAL BUSINESS COMBINATION. The Form S-4 and other documents in connection with the Potential Business Combination will be filed after you have made an investment decision one way or the other regarding any potential investment in Cero or PBAX. Because of this sequencing, when deciding whether to invest in Cero or PBAX, you should carefully consider the information made available to you, including this Presentation, through the date of your decision. If you sign a subscription agreement, you will be required to make certain representations relating to the foregoing. After the Proxy / Registration Statement is declared effective by the SEC, the definitive Proxy / Registration Statement will be mailed to PBAX’s stockholders as of a record date to be established for voting on the Potential Business Combination. Interested parties will also be able to obtain free copies of such documents filed with the SEC (once available) at the SEC’s website located at www.sec.gov, or security holders may direct a request to Phoenix Biotech Acquisition Corp., Attn: Secretary, 2201 Broadway, Suite 705, Oakland, CA.  No Offer or Solicitation This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Potential Business Combination or any related transactions, nor shall there by any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities. Any offer to sell securities will be made only pursuant to a definitive subscription agreement and will be made in reliance on an exemption from registration under the Securities Act of 1933, as amended, for offers and sales of securities that do not involve a public offering. Cero and PBAX reserve the right to withdraw or amend for any reason any offering and to reject any subscription agreement for any reason. The communication of this Presentation is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act. The transfer of the securities may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time. None of PBAX, Merger Sub nor Cero are making an offer of the securities in any jurisdiction where the offer is not permitted. This presentation shall not constitute a “solicitation” as defined in Section 14 of the Securities Exchange Act of 1934, as amended. Participants in Solicitation Cero, PBAX and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of PBAX’s security holders in connection with the Potential Business Combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of PBAX’s directors and executive officers in its filings with the SEC, including PBAX’s initial public offering prospectus, which was filed with the SEC on October 8, 2021, Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 24, 2023 (the “10-K”) and quarterly reports on Form 10-Q. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of PBAX’s security holders in connection with the Potential Business Combination will be set forth in the Form S-4, along with information concerning the interests of PBAX’s and Cero’s participants in the solicitation. Such interest may, in some cases, be different from those of PBAX’s or Cero’s equity holders generally.

Disclaimers and Other Important Information Forward-Looking Statements Certain statements included in this Presentation are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statement regarding estimates and forecasts of financial and performance metrics; expected results; the potential effectiveness of CER-T cells, the anticipated growth and expansion of Cero’s business and the viability of Cero’s growth strategy; trends and developments in Cero’s industry; patents and other intellectual property protections; Cero’s addressable market; competitive position; potential market opportunities; expected synergies; the listing of Cero’s securities on Nasdaq; the expected management and governance of Cero and other matters. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Cero and/or PBAX’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by, any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Cero and PBAX. These forward-looking statements are subject to a number of risks and uncertainties, including: the risk that the Potential Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of PBAX’s securities; PBAX’s potential failure to obtain any needed extension of the deadline for the Potential Business Combination; the failure to satisfy the conditions to the consummation of the Potential Business Combination, including the adoption of the business combination by the stockholders of PBAX; failure to satisfy the minimum cash amount following redemptions by PBAX’s public stockholders in connection with a stockholder vote to extend the business combination deadline and the stockholder vote to approve the business combination agreement and the transactions contemplated thereby; failure to receive certain governmental and regulatory approvals; the lack of a third party valuation in determining whether or not to pursue the Potential Business Combination; the occurrence of any event change or other circumstance that could give rise to the termination of the business combination agreement; costs related to the Potential Business Combination; actual or potential conflicts of interest of PBAX’s management with its public stockholders; the effect of the announcement or pendency of the Potential Business Combination on Cero’s business relationships, performance and business generally; risks that the Potential Business Combination disrupts current plans of Cero and potential difficulties in Cero’s employee retention as a result of the Potential Business Combination; the outcome of any legal proceedings that may be instituted against Cero or against PBAX related to the business combination agreement or the Potential Business Combination; failure to realize the anticipated benefits of the Potential Business Combination; the inability to meet and maintain the listing of PBAX’s securities on Nasdaq; the risk that the price of Cero’s or PPBAX’s securities may be volatile due to a variety of factors, including macro-economic and social environments affecting Cero’s business and changes in the combined capital structure; the inability to implement business plans, forecasts, and other expectations after the completion of the Potential Business Combination, and identify and realize additional opportunities; the risk that Cero will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; the risk that the post-combination company experiences difficulties in managing its growth and expanding operations; negative economic conditions that could impact Cero and its industry in general; factors that affect biotech companies generally; the risk that Cero will not advance out of preclinical trials; changes in, and Cero’s ability to comply with, laws and government regulations; and other risk and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the 10-K and subsequently filed Quarterly Reports on Form 10-Q, the Form S-4 and the proxy statement/prospectus contained therein, as well as those contained in the Potential Business Combination Risk Factors provided at the end of this Presentation. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Cero nor PBAX presently know or that Cero and PBAX currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Cero’s and/or PBAX’s expectations, plans or forecasts of future events as of the date of this Presentation. Cero and PBAX anticipate that subsequent events and developments will cause Cero and PBAX’s assessments to change. However, while Cero and PBAX may elect to update these forward-looking statements at some point in the future, Cero and PBAX specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Cero and/or PBAX’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Financial Information; Non-GAAP Financial Terms The financial information and data contained in this Presentation are unaudited. The financial information and data do not conform to Regulation S-X promulgated by the SEC. Such information and data may not be included in, may be adjusted in, or may be presented differently in the Form S-4 or other report or document to be filed or furnished by Cero or PBAX with the SEC. This presentation discusses product candidates that are under preclinical study and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the uses for which they are being studied. Trademarks This Presentation contains trademarks, service marks, trade names, and copyrights of Cero, PBAX and third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or copyrights in this Presentation is not intended to, and does not imply, a relationship with Cero or PBAX, or an endorsement or sponsorship by or of Cero or PBAX. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this Presentation may appear without the TM, SM, * or © symbols, but such references are not intended to indicate, in any way, that Cero or PBAX will not assert, to the fullest extent under applicable law, their rights or the rights of the applicable licensor to these trademarks, service marks, trade names and copyrights.

A Simple Idea Turned into a Novel Therapeutic Engineering Engulfment into T-Cells

Lysis, tumor cell apoptosis Proliferation and serial killing Trafficking to tumors Release of anti-tumor cytokines Persistence and memory formation 20+ years of research and clinical experience 10+ years of manufacturing expertise FDA experience, familiarity and comfort T Cells Are the Right Chassis Perforin / granzyme Effector cytokines Specificity Activation / proliferation Cell mediated toxicity Trafficking Memory formation T-Cell Receptor (TCR) Fas Ligand (FasL)

CER-T Cells Designed to Eliminate the Entire Tumor Tumor Cell PS CER CER-T Cell Chimeric engulfment receptor T cells (CER-T) binds to phosphatidylserine (PS), the “eat me” signal on tumor cell BIND

CER-T Cells Designed to Eliminate the Entire Tumor Tumor Cell PS CER CER-T Cell Peptide processing and presentation Tumor cell fragments ENGULFMENT Chimeric engulfment receptor T cells (CER-T) binds to phosphatidylserine (PS), the “eat me” signal on tumor cell BIND Binding to PS mediates the capture and uptake of tumor cell fragments, which are engulfed EAT

Tumor Cell PS CER CER-T Cell Peptide processing and presentation MHC I MHC II Helper T cells Cytotoxic T cells ADAPTIVE Immune Responses Tumor cell fragments ENGULFMENT CER-T Cells Designed to Eliminate the Entire Tumor Chimeric engulfment receptor T cells (CER-T) binds to phosphatidylserine (PS), the “eat me” signal on tumor cell BIND Binding to PS mediates the capture and uptake of tumor cell fragments, which are engulfed EAT Tumor cell phagocytosis leads to efficient tumor antigen capture, antigen processing, and antigen presentation PRESENT

Chimeric engulfment receptor T cells (CER-T) binds to phosphatidylserine (PS), the “eat me” signal on tumor cell Binding to PS mediates the capture and uptake of tumor cell fragments, which are engulfed Tumor cell phagocytosis leads to efficient tumor antigen capture, antigen processing, and antigen presentation CER-T Cells Designed to Eliminate the Entire Tumor BIND EAT PRESENT Intracellular signaling domains activate T cells, leading to cytotoxic killing of the tumor LYSE INNATE Immune Responses Tumor Cell PS CER CER-T Cell TUMOR CELL KILLING T CELL CLONAL EXPANSION TUMOR CELL KILLING Peptide processing and presentation MHC I MHC II Helper T cells Cytotoxic T cells ADAPTIVE Immune Responses Tumor cell fragments Activated T cell clones ENGULFMENT

In Vivo Evidence of Anti-Tumor Killing

A Single Infusion of CER-T Cells

Specifically kills non-small cell lung cancer (NSCLC) cells

Tumor **not eliminated by untransduced** T cells

No off-tumor safety signals observed



EGFR-mutant NSCLC cells
Tumor Volume (mm³±SEM)
2000
1500
1000
500
0
0
10
20
30
40
50
Days post T cell infusion
No T cells
Untransduced T cells
CER T cells
Probability of Survival
100
50
0
0
50
100
Days post T cell Infusion

Day-14 post infusion



NSCLC
CD3

CER-1236 infiltrating T cells

Robust anti-tumor *in vivo* responses across solid and hematologic models

Single infusion of 2.5e^6 CER-1236 T cells
All animals (mice) received EGFR inhibitor therapy

10

Hematologic Malignancy Target Survey Demonstrates Upregulation of the “Eat Me” Signal Phosphatidylserine

Surface Expression Measured Using Recombinant human TIM-4



PBMC
BMMC
100
80
60
40
20
0
% target positive
MCL#3
+ SOC
Therapy
AML
+ Therapy
Healthy
MCL
CLL
DLBCL
Healthy
AML

Target Expression Identified on AML Blasts and Lymphomatous B Cells From Clinical Samples



MCL
Healthy
MCL #1
MCL #2
MCL #3
Normalized to Mode
TIM-4 binding
AML
Healthy
BMMC
AML
BMMC
TIM-4 binding

11

Solid Tumor Target Survey Ongoing: Ovarian Cancers Demonstrate Upregulation of PS

Ovarian Cancer specimens from the University of Washington Gynecologic Oncology Division shows 7 of 9 adenocarcinoma specimens and 2 of 3 clear cell cancers with upregulated PS using Immunofluorescence



High Grade Serous Ovarian Carcinoma (HGSOC) – No prior Therapy


HGSOC
Tim4 FC Chimera Qdot655 Dapi

12

MHC II MHC I Perforin/ granzyme release Tumor cell fragments ENGULFMENT Peptide processing and presentation CER-T CELL Next Generation T Cell Therapy Candidate THE POTENTIAL OF CER-T CELLS Multi-modal tumor elimination: lysis + phagocytosis One platform, many cancers Adapting known and proven T cell manufacturing technology Phagocytic clearance is systematic and progressive Phagocytic receptor CER

IND and clinical signal expected within investment timeframe GROUNDBREAKING BIOLOGY Powerful multi-modal approach to eliminating the entire tumor PREPARING FOR THE CLINIC Process development and pre-IND meeting completed, going into liquid tumors and potentially solid tumors (complete data set in 25 patients targeted by the end of 2025) PIPELINE IN A PRODUCT Widespread target on cancers, with potential to synergize with a range of targeted therapies with applicability to a spectrum of diseases FOCUSED, CAPITAL EFFICIENT INVESTMENT Public vehicle, attractive valuation, experienced team in place Highlights

Experienced, Successful Senior Team to Be in Place



Brian Atwood
Chief Executive Officer

- Co-founder, President and CEO of Cell Design Labs (acquired by Gilead in 2017)
- Chair, Phoenix Biotech Acquisition Corp
- Former Chair, Locust Walk Acquisition Corp (NASD: LWAC)
- Managing Director of Versant Ventures, co-founder in 1999
- Director and Chair Atreca, Inc.
- Served on the boards of Immune Design Corp. (acquired by Merck), Veracyte, Five Prime (acquired by Amgen), and Cadence Pharmaceuticals (acquired by Mallinckrodt)



Robert Sikorski, MD
Consulting CMO

- Managing Director, Woodside Way Ventures focused on novel biologic drug development
- Previous CMO of eFFECTOR, Five Prime Therapeutics (acquired by Amgen)
- Former leadership roles at AstraZeneca, Medimmune, and Amgen
- Howard Hughes Fellow at the National Cancer Institute
- Former editor of the journals Science and the Journal of the American Medical Association



Chris Ehrlich
Chief Operating Officer

- CEO, Phoenix Biotech Acquisition Corp
- Former CEO, Locust Walk Acquisition Corp
- Former Senior Managing Director, Locust Walk
- Former General Partner, Interwest Partners
- Director at eFFECTOR Therapeutics, ProLynx
- Genentech, LEK Consulting



Daniel Corey, MD
Founder and Chief Technology Officer

- Stanford-trained and board-certified hematologist
- Led the foundational discovery research of chimeric engulfment receptors
- Completed fellowships in cell biology, immunology, and hematology-oncology at Duke and Stanford University



Larry Corey
Founder & Head of SAB

- Co-founder of Juno Therapeutics
- Co-founder of Vir Biotechnology
- Co-founder of Immune Design
- Faculty member and past President of the Fred Hutchinson Cancer Research Center
- Member, National Academy of Medicine

Track Record of Success

Juno Therapeutics
Versant Ventures
VIR
celldesignlabs
Locust Walk
IW Interwest
Genentech
LEK

Capital Efficient Execution to Date

$40M
from top investors

ARCH Venture Partners

15

CAR-T Has Been Transformative, but Challenges Persist Tumor Escape Myeloid Dysfunction THE CONSEQUENCE Limited widespread use Antigen Heterogeneity T Cell Exhaustion Tumor Microenvironment Suppression Ineffective in Solid Tumors

Beyond CAR-T: The Next Era in Cancer Immunotherapy Ca Cancer Cell Destruction Lyse Cytotoxic elimination $ Billions in value created Eat Phagocytic elimination FIRST in discovery FIRST to patent FIRST-in-class CER-T CELLS

What is a CER-T cell? himeric ngulfment eceptor C E R Uses TIM-4 Phagocytic Receptor to Engage Tumor Targets via the Cell of Damage Receptor Phosphatidylserine (PS) Tumor Cell PS Tumor Cell CER-T Cell Multifunctional Construct Transmembrane Extracellular Domain Tumor binding and phagocytosis Intracellular Domain T cell activation and enhancement of phagocytosis “Eat me” signal PS Binding to PS triggers the capture of tumor cell fragments by the CER-T cell and activates cytotoxicity TIM-4 Phagocytic Receptor Binds to PS CER-TCell

Phagocytosis by TIM-4 Receptor CERo has observed TIM-4-mediated phagocytosis in CER-T cells Tumor Cell CER-T Cell A natural phagocytic receptor Involved in clearing billions of unwanted cells each second in our body Acquires tumor associated antigens to activate anti-tumor responses Initiates a clearance process for stressed and dead/dying cells Tumor cells upregulate PS Stress inducible in tumors through targeted therapies PS T cell Immunoglobulin and Mucin (TIM-4) Phagocytic Receptor

Multi-modal approach to tumor cell sensing, killing, and elimination Combining the body’s natural clearance machinery with enhanced T cell cytotoxic effects can amplify the body’s anti-tumor response Favorable potential toxicity profile is quieter (less cytokine release), though cytolytic killing APC-like activity is designed to prime tumor-specific cytotoxic T cells MORE POTENT MORE DURABLE LOW OBSERVED TOXICITY RESTORED IMMUNE FUNCTION CER-T CELL OPPORTUNITIES Adaptive Innate Cieniewicz, B., & Corey, D. (in press) Molecular Therapy, May, 2023.

What We Learned Serial killing, high proliferative capacity, and multi-functionality Absence of tonicity, auto-activation, or premature exhaustion Preservation of naïve and memory phenotype Distinct transcriptome, cytokine, and chemokine repertoire Enhanced antigen acquisition, antigen processing, and presentation Highly manufacturable and scalable with optimal product attributes CER-1236 Lead Program Cieniewicz, B., & Corey, D. (in press) Molecular Therapy, May, 2023.

Tumor elimination via target-dependent phagocytosis Phagocytosis (%) CER-1236 Empowered T Cells with Phagocytic Potency Untransduced CER-1236 Mutant TIM-4 CER-1251 CER T cell Tumor cell Phagocytosis NSCLC Cieniewicz, B., & Corey, D. (in press) Molecular Therapy, May, 2023.

Comprehensive RNA Analysis Showed CER-1236 Possesses Phagocytic and Cytotoxic Transcriptional Signatures RNA-seq IPA analysis Combines cytotoxic and phagocytic function into single T cells Differentially expressed genes among CER 1236 stimulated vs. mutTIM-4 ICD matched controls Cieniewicz, B., & Corey, D. (in press) Molecular Therapy, May, 2023.

CER-1236 Induced Potent Cytotoxic Responses In Vitro to Both B Cell Tumors and Solid Tumors Mantle Cell Lymphoma (MCL) EGFR-mutant NSCLC NSCLC Cells JeKo-1 TMEM30a No T cells Untransduced CER-1236 No T cells Untransduced CER-1236 Untransduced JeKo-1 TMEM30A KO CER-1236

CER-T Cells Eliminated Lymphoma Xenografts *In Vivo*

A Single Infusion of CER-1236 T Cells

Eliminated
TP53 mutant MCL tumors

Observed improvements in survival
without evidence for toxicity



BLI (total photons/s ± SEM)
10^{10}
10^{9}
10^{8}
10^{7}
10^{6}
10^{5}
10^{4}
uninjected baseline
0
20
40
Day post T cell infusion
No T, Vehicle (n=4)
No T, Ibrutinib (n=4)
7.5e6 UNT, Vehicle (n=3)
7.5e6 UNT, Ibrutinib (n=12)
7.5e6 CER-1236, Vehicle (n=9)
7.5e6 CER-1236, Ibrutinib (n=17)

Single infusion of 2.5e^6 CER-1236 T cells



Probability of Survival
100
50
0
0
10
20
30
40
50
Days
No T, Vehicle
No T, Ibrutinib
7.5e6 UNT, Vehicle
7.5e6 UNT, Ibrutinib
7.5e6 CER-1236, Vehicle
7.5e6 CER-1236, Ibrutinib

Bobbins, M., et al. CER-T cells Elicit Cytotoxic and Innate-Like Function and Synergize with Approved PARP Inhibitors in an Ovarian Cancer Model. May, 2022. Poster Presentation. American Society of Gene and Cell Therapy.

Ibrutinib at clinical doses has little effects on MCL growth; combination results

25

CER-1236 T Cells Have Not Elicited Safety Signals in Small Animal Tumor Models

CERo THERAPEUTICS

A Single Infusion of CER-1236 T Cells

NO Toxicity

- **NO** anemia, thrombocytopenia, neutropenia, or coagulation abnormalities
- **NO** weight loss, morbidity, unexpected mortality
- **NO** histological abnormalities across organs

Single infusion of 7.5e^6 CER-1236 T cells

26

CER-1236 T Cells Rapidly Proliferated and Showed No Premature Exhaustion A Single Infusion of CER-1236 T Cells Rapid Cell Expansion Repeat Antigen Stimulation Shows No Exhaustion Single infusion of 7.5e^6 CER-1236 T cells Copy/ul Blood Day 5000 10000 15000 20000 Repeat antigen stimulation shows no exhaustion

Building on Success, Poised for Translation CER receptor humanization, molecular optimization, splice-site testing, Immunogenic Cell Death (ICD), tonicity, and stability screening, promoter selection, vector backbone harmonization, lead selection Mechanism of action studies Solid and Hematological animal modeling, pyruvate kinase, peritoneal dialysis, biodistribution, and safety evaluation Binder specificity and clinical target evaluation Analytical assay development Good Manufacturing Practice (GMP) - ready process development GMP vector manufacturing Contract Development and Manufacturing Organization (CDMO) selection and process transfer Pre-IND submission completed

CER-T Cells: The Next Era in T Cell Therapy Attribute CAR-T Cell CER-T Cell T cell activation Target-directed cytotoxic killing Induction of inflammatory cytokines Innate Function [phagocytosis/endocytosis, induction of myeloid programs, antigen processing and presentation]  Amplification of adaptive immune responses Synergy with approved small molecule targeted therapies (e.g., EGFRT, PARP, BtKi) Inducible ligand  Potential improved activity against solid tumors Broad clinical applicability with a single product

Unique and Singular Strategic Positioning Killing Capability Starting Cell Source T cells / Lymphocytes Macrophages / Monocytes Phagocytosis Lysis Phagocytosis + Lysis Phagocytosis

Patent Portfolio Overview 11 Main Patent Families Covering Various Aspects of CER Constructs and Uses 11 US pending patent applications and 2 US allowed applications 29 pending foreign applications and 7 granted foreign applications in first family Will continue to monitor and prosecute strategically Foundational Filings Directed to CER Constructs that Cover CER1236 Key application already allowed with protection out to 2038 Cancer agnostic Favorable ISR/WO search reports, including full acknowledgment of both novelty and inventiveness of broader CER and CER1236 constructs Complementary Filings Directed to CER Cell Compositions and Combination CER/CAR Therapies

Plug and Play Manufacturing GMP-ready process Experienced CDMO partner in place Currently transferring process Optimal product characteristics Completed Pre-IND review (preclinical and CMC) with FDA Process is analogous to CAR-T Cell

Positioned for Phase I Success Deep preclinical data set, novel mechanism of action, clinical history with CAR-T Adaptive Phase I design: explore patient response in step-wise protocol, maximize opportunity to elicit clinical signal while evaluating safety Determine dose, conditioning therapy required to trigger CER T cell proliferation

Different MOA – Phagocytosis and Lysis Extensive prevalence of naturally elevated PS across diverse cancer types CER-1236 preclinical activity in multiple liquid and solid tumor types, including untreatable (by CAR T) MCL, CLL Acute Myeloid Leukemia (AML), etc. Promising efficacy data in preclinical models with both naturally occurring PS in tumors, and induced elevation of PS expression Clinical Strategy Follow the Data – Preclinical Observations and Insights Native PS expression, or augmented PS induction by precision medicine molecules Initiate in liquid tumors for safety data, then adaptively amend to solid tumors Implications for Phase I Design

Expected initial IND submission with safety first and efficient patient recruitment (e.g., within next 12 months) Initially “all-comer” B-Cell Lymphoma patients, monotherapy, 3-5 patients With initial dose established, focus down on MCL, Chronic Lymphocytic Leukemia (CLL) CLL Monotherapy 3-5 patients MCL Monotherapy 3-5 patients MCL + Ibrutinib Combination therapy 3-5 patients Goal of 25 patients in “unserved” B-cell lymphoma Amend IND-mid 2024 to add AML New IND in 2025: Solid Tumors, including NSCLC and Ovarian Cancer; Recent data indicate AML and Ovarian Cancer cells express PS in high frequency concentrations IND Approach

Single Product Across Multiple Hematological Indications Clinical Development Strategy CER-T PROGRAM Hematology Phase I Phase II IND Monotherapy arm N=5 INITIAL TRIAL PIND Completed Q4 22 Initiate Phase I/II study in MCL and CLL: confirm POC and determine initial safety 1 FOLLOW-ON STUDIES Data from 15-25 patients measuring safety and initial efficacy, in Phase I 2 Solid Tumor IND projected for filing 2024 or early 2025 3 Combo therapy arm (w/ Ibrutinib) N=10 Potential to amend trial to include AML Promising indications move onto Phase II

2 Year Budget 2023 2024 2025 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Starting Balance 40,000 32,699 28,914 22,962 18,447 13,500 8,500 3,077 Cash for Operations (1,503) (3,913) (6,041) (4,774) (5,132) (5,135) (5,507) (2,852) Deal Payments (6,198) − − − − − − − CAPEX − (200) (200) − − − − − Interest Income (1%/Qtr) 400 327 289 230 184 135 85 31 Ending Balance 32,699 28,914 22,962 18,447 13,500 8,500 3,077 256 ($Thousands)

Investment Highlights CERo ‘reverse merge’ into Phoenix Biotech Acquisition Corp. (“PBAX”) Raising $40M to file IND, conduct human clinical data in several tumor types $15M from insiders and SPAC Remainder from new investors Sponsor willing to share up to two-thirds of “promote” shares Founder shares to existing investors who participate in round and new PIPE investors Participating investors will lower valuation by up to 50% Investors will purchase common shares Target valuation $50M pre-money, subject to market price-finding 20% stock option pool and promote shares in post-money valuation Portion of proceeds may be used to buy back existing warrants

Transaction Summary

HIGHLIGHTS

Deal Structure
- CERo stockholders are expected to retain approximately **35%** of the outstanding shares of the Combined Company before the impact of final redemptions
- Combined company to put in place an equity compensation plan with a total share pool size equal to 20% of shares outstanding immediately following the closing, with a 5% annual increase

Valuation
- Transaction implies **$112M** pro forma enterprise value
  - Additional 1M share price based earnout available for CERo stockholders[1]
- Implied pre-money market capitalization of $50M

Financing
- Transaction expected to provide gross proceeds of up to approximately **$40M** to CERo
  - $7.5M cash in trust, assuming 96% redemptions from cash in trust at IPO
  - **$32.5M** PIPE financing
    - Includes $7.5M Insider PIPE Investment from current investors in CERo
    - $25M of new money
- Minimum cash condition of $30M including net proceeds from additional financing transactions and funds remaining in the trust account after the effect of redemptions and expenses

PRO FORMA VALUATION

Pro Forma Shares Outstanding (M)[1]	14.5
Share Price ($)	$10.0
PF Equity Value ($M)	**$145.0**
(+) PF Debt ($M)	$0.0
(-) PF Cash ($M)	($32.5)
PF Enterprise Value ($M)	**$112.0**

IMPLIED SOURCES & USES

SOURCES ($ in Millions)	
CERo Rollover	$50.0
Cash in Trust	7.5
Proceeds from PIPE	32.5
Total	**$90.0**

USES ($ in Millions)	
Equity to CERo	$50.0
Cash to Balance Sheet	32.5
Est. Transaction Expenses	7.5
Total	**$90.0**

PRO FORMA OWNERSHIP

	SHARES (M)	% OWN.
CERo Rollover Equity	5.0	34.5%
Public Shareholders	0.8	5.2%
PIPE Investors	3.3	22.4%
Sponsor Shares[2]	5.5	37.9%



Assumptions:
- *No debt or cash on balance sheet prior to transaction*
- *93% redemptions from the $175M cash in trust resulting from latest extension meeting vote. Excludes any interest earned or withdrawn from the trust.*
- *14.8M pro forma shares outstanding at $10.00 per common share*
- *All charts and tables exclude 9.2M outstanding warrants*

(1) 1M earnout shares escrowed at closing with vesting 500K shares at each of $12.50/sh. and $15.00/sh
(2) Sponsor has agreed to transfer 2/3 of Founder shares to investors providing financing, including the insider PIPE investment, in connection with the transaction (excluding debt). If the $30M minimum cash condition is met, one half of remaining shares will be transferred to the Target and one half will be retained by the Sponsor

39

The Next Era in Cell Therapy Designed to Be a More Powerful Cancer Cell Killer CER-T CELL UNIQUE APPROACH Powerful, multi-modal tumor clearing NEAR TERM VALUE IND anticipated in 12 months, and human data in 24 months PROVEN SUCCESS Experienced team, top investors, and capital efficient LARGE OPPORTUNITY Targeting PS, which is prevalent across many tumor types

Summary Risk Factors   All references to “we,” “us,” “our” and the “Company” refer to the business and operations of CERo Therapeutics, Inc. (“CERo”) prior to the consummation of the proposed Business Combination (as defined below) or to the business and operations of New CERo (as defined below) following the proposed Business Combination, as applicable. The risks listed below are certain of the general risks related to the proposed transactions pursuant to a business combination agreement (the “Business Combination Agreement”) by and among CERo, Phoenix Biotech Acquisition Corp. (“PBAX”), PBCE Merger Sub, Inc., a wholly-owned subsidiary of PBAX, pursuant to which Merger Sub will merge with and into CERo, with CERo surviving the merger as a wholly-owned subsidiary of PBAX (“New CERo”) (the transactions contemplated by the Business Combination Agreement, the “Business Combination”). This list is not exhaustive. The list below has been prepared solely for the purpose of inclusion in this presentation and not for any other purpose. These risks are based on certain assumptions made by CERo and PBAX which may later prove to be incorrect or incomplete. Risks relating to the Business Combination be disclosed in future documents filed or furnished by PBAX with the SEC, including documents filed or furnished in connection with the Business Combination. The risks presented in such filings will be consistent with those that would be required for a public company in their SEC filings, including with respect to the business and securities of CERo and PBAX and the Business Combination, and may differ significantly from, and be more extensive than, those presented below. Risks Related to Our Business and Industry   We have incurred significant losses in every year since our inception. We expect to continue to incur losses over the next several years and may never achieve or maintain profitability. Our independent registered public accountants have expressed substantial doubt as to our ability to continue as a going concern. Our limited operating history may make it difficult for you to evaluate the success of our business to date and to assess our future viability. Our engineered CER-T cell product candidates represent a novel approach to cancer treatment that creates significant challenges for us. Gene-editing T cells with CER technology is a relatively new approach, and if we are unable to use this technology in our intended product candidates, our revenue opportunities will be materially limited. Our preclinical programs may experience delays or may never advance to clinical trials, which would adversely affect our ability to obtain regulatory approvals or to commercialize our products on a timely basis or at all, which would have an adverse effect on our business. Success in preclinical studies or clinical trials may not be indicative of results in future clinical trials. Manufacturing genetically engineered products is complex and we or our third-party manufacturers may encounter difficulties in production. If we or any of our third-party manufacturers encounter such difficulties, our ability to provide supply of our product candidates for clinical trials or our products for patients, if approved, could be delayed or prevented. Our business is highly dependent on the success of our lead product candidates. If we are unable to advance clinical development, obtain approval of and successfully commercialize our lead product candidates for the treatment of patients in approved indications, our business would be significantly harmed. We may not be successful in our efforts to identify or discover additional product candidates. Even if we obtain regulatory approval of our product candidates, the products may not gain market acceptance among physicians, patients, hospitals, cancer treatment centers and others in the medical community. Data from our preclinical trials is limited and may change as patient data becomes available or may not be validated in any future or advanced clinical trial. We may not be able to file investigational new drug applications (“INDs”) or IND amendments to commence additional clinical trials on the timelines we expect, and even if we are able to, the Food and Drug Administration (“FDA”) may not permit us to proceed. Clinical trials are difficult to design and implement, involve uncertain outcomes and may not be successful. If we encounter difficulties enrolling patients in our clinical trials, our clinical development actives could be delayed or otherwise adversely affected. COVID-19 has adversely impacted, and any future health epidemic or pandemic may adversely impact, our business, including our preclinical studies and clinical trials. If the market opportunities for any of our product candidates are smaller than we believe they are, our revenue may be adversely affected, and our business may suffer. We currently have no marketing and sales organization and have no experience in marketing products. If we are unable to establish marketing and sales capabilities or enter into agreements with third parties to market and sell our product candidates, if licensed, we may not be able to generate product revenue. A variety of risks associated with marketing our product candidates, if approved, internationally could materially adversely affect our business. We operate in a rapidly changing industry and face significant competition, which may result in others discovering, developing or commercializing products before or more successfully than we do. We are highly dependent on our key personnel, including individuals with expertise in cell therapy development and manufacturing, and if we are not successful in attracting and retaining highly qualified personnel, we may not be able to successfully implement our business strategy.

We have grown rapidly and will need to continue to grow the size of our organization, and we may experience difficulties in managing this growth. We may form or seek additional strategic alliances or enter into additional licensing arrangements in the future, and we may not realize the benefits of such alliances or licensing arrangements. We will need substantial additional financing to develop our products and implement our operating plans. If we fail to obtain additional financing, we may be unable to complete the development and commercialization of our product candidates. Raising additional capital may cause dilution to our stockholders, restrict our operations or require us to relinquish rights to our drug candidates. If our security measures, or those of our contract research organizations (“CROs”), contract manufacturing organizations (“CMOs”), collaborators, contractors, consultants or other third parties upon whom we rely, are compromised or the security, confidentiality, integrity or availability of our information technology, software, services, networks, communications or data is compromised, limited or fails, we could experience a material adverse impact. Disruptions at the FDA, the SEC and other government agencies caused by funding shortages or global health concerns could hinder their ability to hire and retain key leadership and other personnel, prevent new products and services from being developed or commercialized in a timely manner or otherwise prevent those agencies from performing normal business functions on which the operation of our business may rely, which could negatively impact our business. Business disruptions, including financial institution distress, could seriously harm our future revenue and financial condition and increase our costs and expenses. Our employees, independent contractors, consultants, commercial partners and vendors may engage in misconduct or other improper activities, including noncompliance with regulatory standards and requirements. Our product candidates may cause undesirable side effects, safety concerns, efficacy problems or have other properties that have halted and could in the future halt their clinical development, prevent their regulatory approval, limit their commercial potential or result in significant negative consequences. Our product candidates may have serious and potentially fatal cross-reactivity to other lipids, peptides or protein sequences within the body. If product liability lawsuits are brought against us, we may incur substantial liabilities and may be required to limit commercialization of our product candidates. Public opinion and scrutiny of cell-based immuno-oncology therapies for treating cancer, or negative clinical trial results from our cell-based therapy competitors, or auto-immune cell therapy candidates, may impact public perception of our company and product candidates, or impair our ability to conduct our business. The insurance coverage and reimbursement status of newly-approved products is uncertain. Failure to obtain or maintain adequate coverage and reimbursement for new products could limit our product revenues. Prior treatments can alter the cancer or target of CER T cell therapy and negatively impact chances for achieving clinical activity with our programmed T cells. Risks Related to Cero’s Reliance on Third-Parties   We will rely on third parties to conduct our clinical trials. If these third parties do not properly and successfully carry out their contractual duties or meet expected deadlines, we may not be able to obtain regulatory approval of or commercialize our product candidates. We will rely on third parties to manufacture and store our clinical product supplies, and we may have to rely on third parties to produce and process our product candidates, if approved. There can be no assurance that we will be able to establish or maintain relationships with such third parties. We may in the future establish our own manufacturing facility and infrastructure in addition to or in lieu of relying on third parties for the manufacture of our product candidates, which would be costly, time-consuming and which may not be successful. Our product candidates rely on the availability of specialty raw materials, which may not be available to us or our manufacturers on acceptable terms or at all. If we or our third-party suppliers use hazardous, non-hazardous, biological or other materials in a manner that causes injury or violates applicable law, we may be liable for damages.   Risks Related to Government and Regulation   The FDA regulatory approval process is lengthy and time-consuming, and we may experience significant delays in the clinical development and regulatory approval of our product candidates. Clinical development involves a lengthy and expensive process with an uncertain outcome and results of earlier studies, preclinical data, and trials may not be predictive of future clinical trial results. If our preclinical studies and clinical trials are not sufficient to support regulatory approval of any of our product candidates, we may incur additional costs or experience delays in completing, or ultimately be unable to complete, the development of such product candidate. Our manufacturing process needs to comply with FDA regulations relating to the quality and reliability of such processes. Any failure to comply with relevant regulations could result in delays in or termination of our clinical programs and suspension or withdrawal of any regulatory approvals. Even if we receive regulatory approval for any of our product candidates, we will be subject to ongoing obligations and continued regulatory review, which may result in significant additional expense. Additionally, our product candidates, if approved, could be subject to labeling and other restrictions and market withdrawal and we may be subject to penalties if we fail to comply with regulatory requirements or experience unanticipated problems with our products. Regulatory requirements in the United States and abroad governing cell therapy products have changed frequently and may continue to change in the future, which could negatively impact our ability to complete clinical trials and commercialize our product candidates in a timely manner, if at all. We may seek fast track, breakthrough therapy, and/or regenerative medicine advanced therapy designations or priority review for one or more of our product candidates, but we might not receive such designation or priority review, and even if we do, such designation or priority review may not lead to a faster development or regulatory review or approval process, and does not assure FDA approval of our product candidates. Even if a product qualifies for such designation or priority review, the FDA may later decide that the product no longer meets the conditions for qualification or decide that the time period for FDA review or approval will not be shortened.

We may not be able to obtain orphan drug exclusivity for one or more of our product candidates, and even if we do, that exclusivity may not prevent the FDA from approving other competing products. We are subject to stringent and changing privacy laws, regulations and standards as well as policies, contracts and other obligations related to data privacy and security. Our actual or perceived failure to comply with such obligations could lead to enforcement or litigation (that could result in fines or penalties), a disruption of clinical trials or commercialization of products, reputational harm, or other adverse business effects. The impact of recent healthcare reform legislation and other changes in the healthcare industry and in healthcare spending on us is currently unknown, and may adversely affect our business model. Our business could be negatively impacted by environmental, social and corporate governance matters or our reporting of such matters. Our ability to utilize our net operating loss carryforwards and certain other tax attributes may be limited. Changes in tax law could adversely affect our business and financial condition. Even if we obtain FDA approval of any of our product candidates, we may never obtain approval or commercialize such products outside of the United States, which would limit our ability to realize their full market potential. Our business operations and current and future relationships with healthcare professionals, principal investigators, consultants, customers and third-party payors in the United States and elsewhere may be subject, directly or indirectly, to applicable anti-kickback, fraud and abuse, false claims, physician payment transparency, health information privacy and security and other healthcare laws and regulations, which could expose us to substantial penalties. Risks Related to Intellectual Property   Our intellectual property rights are valuable, and any inability to protect them could reduce the value of our products, services and brand. It is difficult and costly to protect our proprietary rights, and we may not be able to ensure their protection. We cannot assure investors that any of the currently pending or future patent applications will result in granted patents, nor can we predict how long it will take for such patents to be granted. If we are unable to obtain and maintain patent protection for any products we develop and for our technology, or if the scope of the patent protection obtained is not sufficiently broad, our competitors could develop and commercialize products and technology similar or identical to ours, and our ability to commercialize any product candidates we may develop and our technology may be adversely affected. Third-party claims of intellectual property infringement may prevent or delay our product discovery and development efforts. We may infringe the intellectual property rights of others, which could increase our costs. We may not be successful in obtaining or maintaining necessary rights to product components and processes for our manufacturing and development pipeline through acquisitions and in-licenses. We may be involved in lawsuits to protect or enforce our patents or the patents of our licensors, which could be expensive, time-consuming and unsuccessful. Obtaining and maintaining our patent protection depends on compliance with various procedural, document submission, fee payment and other requirements imposed by governmental patent agencies, and our patent protection could be reduced or eliminated for non-compliance with these requirements. Intellectual property rights do not necessarily address all potential threats to our competitive advantage. We or our licensors may be subject to claims, including academic institutions, challenging the inventorship of our patents and other intellectual property. We may need to license intellectual property from third parties, and such licenses may not be available or may not be available on commercially reasonable terms. Issued patents covering our product candidates could be found unpatentable, invalid or unenforceable if challenged in court or the United States Patent and Trademark Office. Changes to patent law in the United States and in foreign jurisdictions could diminish the value of patents in general, thereby impairing our ability to protect our products. We may not be able to protect our intellectual property rights throughout the world. We may be subject to claims that our employees, consultants or independent contractors have wrongfully used or disclosed confidential information of third parties. If we are unable to protect the confidentiality of our trade secrets, our business and competitive position would be harmed. Our reliance on third parties requires us to share our trade secrets, which increases the possibility that a competitor will discover them or that our trade secrets will be misappropriated or disclosed. We may not have sufficient patent lifespan to effectively protect our products and business. If we do not obtain patent term extension and data exclusivity for any of our current or future product candidates, our business may be materially harmed. The life of patent protection is limited, and third parties could develop and commercialize products and technologies similar or identical to ours and compete directly with us after the our patents expire, which could materially and adversely affect our ability to commercialize our products and technologies.

Risks Related to New CERo’s Common Stock   An active trading market for New Cero’s common stock, may not be available on a consistent basis to provide stockholders with adequate liquidity. The price of the New Cero common stock may be extremely volatile, and stockholders could lose all or part of their investment. Unstable market and economic conditions may have serious adverse consequences on New CERO’s business, financial condition and stock price. We do not intend to pay dividends on our common stock so any returns will be limited to the value of our stock. Our principal stockholders and management own a significant percentage of our stock and, following the Business Combination will be able to exert significant control over matters subject to stockholder approval. New CERo will be an emerging growth company and a smaller reporting company, and the reduced reporting requirements applicable to emerging growth companies and smaller reporting companies may make New CERo common stock less attractive to investors. Future sales of a substantial number shares of New CERo’s common stock could cause our stock price to fall. CERo has, and New CERo will have, have broad discretion in the use of existing cash and the net proceeds from the completion of the Business Combination and may not use them effectively. New CERo’s operating results may fluctuate significantly, which makes future operating results difficult to predict and could cause operating results to fall below expectations or guidance. Anti-takeover provisions under New CERo’s organizational documents and Delaware law could delay or prevent a change of control which could limit the market price of the New CERO common stock and may prevent or frustrate attempts by stockholders to replace or remove New CERO’s then-current management. If New CERo engages in future acquisitions or strategic partnerships, this may increase capital requirements, dilute stockholders, cause New CERo to incur debt or assume contingent liabilities, and subject New CERo to other risks. New CERo’s proposed charter will provide that the Court of Chancery of the State of Delaware and the federal district courts of the United States of America will be the exclusive forums for substantially all disputes between New CERo and its stockholders, which could limit stockholders’ ability to obtain a favorable judicial forum for disputes with New CERo or its directors, officers, or employees or the underwriters. New CERo will incur significant increased costs as a result of operating as a public company, and New CERo’s management will be required to devote substantial time to new compliance initiatives and corporate governance practices. If New CERo fails to maintain proper and effective internal control over financial reporting, New CERo’s ability to produce accurate and timely financial statements could be impaired, investors may lose confidence in New CERo’s financial reporting and the trading price of the New CERo common stock may decline. New CERo could be subject to securities class action litigation. New CERo’s failure to meet the continued listing requirements of the Nasdaq Capital Market could result in a delisting of its securities. If the Business Combination’s benefits do not meet the expectations of investors, stockholders or financial analysts, the market price of the New CERo’s Common Stock may decline. If securities or industry analysts do not publish research or publish inaccurate or unfavorable research about New CERo’s business, New CERo’s stock price and trading volume could decline. Risks Related to PBAX, the Business Combination and Redemptions The ability of PBAX’s stockholders to exercise redemption rights with respect to a large number of outstanding Class A Common Stock could increase the probability that the Business Combination will be unsuccessful. We and PBAX will incur significant transaction costs in connection with the Business Combination. The Business Combination is subject to conditions, including certain conditions that may not be satisfied on a timely basis, if at all, which may adversely affect the price of the Class A Common Stock. Past performance by PBAX, including its management team and affiliates, may not be indicative of future performance of an investment in PBAX or the post-combination business. PBAX will not have any right after the closing of the Business Combination (the “Closing”) to make damage claims against CERo or CERo’s stockholders for the breach of any representation, warranty or covenant made by CERo in the Business Combination Agreement. Subsequent to the Closing, New CERo may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on its financial condition, results of operations and stock price, which could cause you to lose some or all of your investment. Because New CERo will become a public reporting company by means other than a traditional underwritten initial public offering, New CERo’s stockholders (including PBAX’s public stockholders) may face additional risks and uncertainties. PBAX’s public stockholders will experience immediate dilution as a consequence of the issuance of PBAX’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) as consideration in the Business Combination and as a result of the conversion of PBAX’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “PBAX Common Stock”).

There is no guarantee that a stockholder’s decision to continue to hold Class A Common Stock will put the stockholder in a better future economic position than if they decided to redeem their Class A Common Stock for a pro rata portion of the Trust Account will put the stockholder in a better future economic position, and vice versa. Phoenix Biotech Sponsor LLC (the “Sponsor”) and PBAX’s officers and directors own PBAX Common Stock that will be worthless and have incurred reimbursable expenses that may not be reimbursed or repaid if the Business Combination is not approved. Such interests may have influenced their decision to approve and, in the case of the Board, recommend, the Business Combination. The exercise of PBAX’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the Business Combination Agreement may result in a conflict of interest when determining whether such changes to the terms of the Business Combination Agreement or waivers of conditions are appropriate and in the best interests of PBAX’s stockholders. If PBAX is unable to complete the Business Combination or another initial business combination by July 8, 2023 (or such later date as may be approved by PBAX’s stockholders), PBAX will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares of Class A Common Stock (“Public Shares”) for cash and, subject to the approval of its remaining stockholders and its board of directors, dissolving and liquidating. In such event, third parties may bring claims against PBAX and, as a result, the proceeds held in PBAX’s trust account could be reduced and the per-share liquidation price received by stockholders could be less than $10.20 per Public Share. Since the completion of PBAX’s initial public offering, there has been a precipitous drop in the market values of companies formed through mergers involving special purpose acquisition companies. Accordingly, securities of companies such as ours may be more volatile than other securities and may involve special risks. Securities of companies formed through mergers with special purpose acquisition companies such as ours may experience a material decline in price relative to the share price of the special purpose acquisition companies prior to the merger. At Closing, the trading price per share value of New CERo common stock may be less than the per share value of the Trust Account. PBAX’s stockholders may be held liable for claims by third parties against PBAX to the extent of distributions received by them Activities taken by existing PBAX stockholders to increase the likelihood of approval of the proposals to approve the Business Combination could have a depressive effect on the Common Stock. PBAX is dependent upon its current executive officers and directors and their loss could adversely affect PBAX’s ability to operate. Certain of PBAX’s existing stockholders have agreed to vote in favor of the Business Combination, regardless of how the public stockholders vote. PBAX’s actual financial position and results of operations may differ materially from the unaudited pro forma financial information included in this proxy statement/prospectus. PBAX does not have a specified maximum redemption threshold. The absence of such a redemption threshold may make it possible for PBAX to complete the Business Combination with which a substantial majority of PBAX’s stockholders do not agree. Were PBAX considered to be a “foreign person,” it might not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States, or ultimately prohibited. PBAX’s directors may decide not to enforce the indemnification obligations of the Sponsor, resulting in a reduction in the amount of funds in PBAX’s trust account available for distribution to PBAX’s public stockholders. The Business Combination is subject to conditions, including certain conditions that may not be satisfied on a timely basis, if at all. The ability of PBAX stockholders to exercise redemption rights with respect to a large number of shares of Class A Common Stock could increase the probability that the Business Combination would be unsuccessful and that stockholders would have to wait for liquidation in order to redeem their Class A Common Stock. In the event that a significant number of Public Shares are redeemed, New CERo common stock may become less liquid following the Business Combination. The consummation of the Business Combination is conditioned on, among other things, there being at least $15,000,000 in cash available at Closing, prior to the payment of any transaction expenses. As this condition is for CERo’s benefit, it is possible that CERo could waive it prior to the Closing, although there is no guarantee that it would. If CERo did waive the condition in these circumstances, it is possible that New CERo would have insufficient capital to conduct and grow its business after the Closing. If PBAX stockholders fail to comply with the redemption requirements specified in this proxy statement/ prospectus, they will not be entitled to redeem their Class A Common Stock for a pro rata portion of the funds held in the Trust Account. If you or a “group” of stockholders of which you are a part are deemed to hold an aggregate of more than 20% of PBAX Common Stock issued in PBAX’s initial public offering, you (or, if a member of such a group, all of the members of such group in the aggregate) will lose the ability to redeem all such shares in excess of 20% of common stock issued in PBAX’s initial public offering. PBAX may be subject to the excise tax included in the Inflation Reduction Act of 2022 in connection with redemptions of PBAX Common Stock on or after December 31, 2022..